GONZALO MENDOZA GUIÑEZ NOTARIO SUPLENTE 16ª NOTARIA DE SANTIAGO

ACUERDO MARCO

CESIÓN DE DERECHOS

Y OTROS

CONTRATO ESPECIAL DE OPERACIÓN

PARA LA EXPLORACIÓN Y LA EXPLOTACIÓN

DE HIDROCARBUROS - BLOQUE TRANQUILO

GEOPARK MAGALLANES LIMITADA

Y

OTROS

En Santiago, República de Chile, a 29 de enero de 2010, entre las empresas que a continuación se singularizan:

GEOPARK MAGALLANES LIMITADA, sociedad del giro de exploración y explotación de hidrocarburos, Rol Único Tributario número setenta y seis millones treinta y un mil trescientos cuarenta y dos guión cuatro, debidamente representada según se acreditará por don Andrés Eduardo Aylwin Chiorrini, chileno, abogado, cédula nacional de identidad número siete millones trescientos cuarenta y siete mil doscientos cuarenta y cuatro guión K, ambos domiciliados para estos efectos en Avenida Isidora Goyenechea número tres mil ciento sesenta y dos, oficina ochocientos uno, comuna de Las Condes, Santiago, Chile, en adelante indistintamente "**Geopark**";

PLUSPETROL CHILE S.A., sociedad del giro de la exploración y explotación de hidrocarburos, Rol Único Tributario número 76.041.566-9, representada por don Rafael Rencoret Portales, chileno, soltero, abogado, cédula de identidad número 15.313.075-2, todos domiciliados en Avenida Andrés Bello Nº 2711 piso 16, comuna de Las Condes, Santiago, Región Metropolitana, en adelante indistintamente "**Pluspetrol**";

IPR CHILE TRANQUILO LIMITADA, sociedad del giro de la exploración y explotación de hidrocarburos, Rol Único Tributario número 76.015.333-8, representada, según se acreditará, por doña Jimena Bronfman Crenovich, chilena, soltera, abogado, cédula de identidad número 4.709.492-5, todos domiciliados, para estos efectos, en Vitacura 2939, Piso 8, comuna de Las Condes, Santiago, Región Metropolitana, en adelante indistintamente "**IPR**";

MANAS ENERGÍA CHILE LIMITADA, sociedad del giro de la exploración y explotación de hidrocarburos, Rol Único Tributario en trámite, representada, según se acreditará, por doña Jimena Bronfman Crenovich, chilena, soltera, abogado, cédula de identidad número 4.709.492-5, todos domiciliados, para estos efectos, en Miraflores 178, Piso 12, comuna de Santiago, Santiago, Región Metropolitana, en adelante indistintamente "**Manas**";

WINTERSHALL CHILE LIMITADA, sociedad del giro de la exploración, explotación, transporte, comercialización y venta de hidrocarburos, Rol Único Tributario número setenta y seis millones treinta y cuatro mil doscientos setenta y ocho guión cinco, debidamente representada según se acreditará por don Heiko

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Jorg
Hans (Joerg) Meyer, alemán, casado ingeniero, pasaporte de la República Federal de Alemania número C4CKG1LJT,y doña Brenda Inés Anthony, argentina, soltera, abogada, pasaporte de la República Argentina número veinticuatro millones quinientos sesenta y tres mil trescientos setenta y cinco N, , todos domiciliados en Avenida Isidora Goyenechea número tres mil ciento veinte, piso tres, comuna de Las Condes, Santiago, Región Metropolitana, en adelante indistintamente "**Wintershall**"; y,

METHANEX CHILE S.A., sociedad constituida de acuerdo a las leyes de Chile y giro Fabricación, Producción, Comercialización y Distribución de Sustancias Químicas Básicas, Rol Único Tributario número setenta y seis millones treinta mil cuatrocientos setenta y dos guión siete, representada, según se acreditará, por don Francisco Ajenjo Isasi, chileno, casado, ingeniero civil de industrias, cédula de identidad número 5.295.001-5, y don Juan Enrique González Sierra, chileno, casado, ingeniero comercial, cédula de identidad número 5.059.414-9, todos domiciliados para estos efectos en Avenida Apoquindo tres mil doscientos, quinto piso, comuna de Las Condes, Santiago, en adelante indistintamente "Methanex";

Se ha convenido lo siguiente:

PRIMERO: ANTECEDENTES.

Uno) Que Pluspetrol, Geopark, IPR y Manas son los actuales participes, del Contrato Especial de Operación para la Exploración y Explotación de Yacimientos de Hidrocarburos, Bloque Tranquilo, XII Región de Magallanes y Antártica Chilena, celebrado con el Estado de Chile, en adelante, el "CEOP"; con los siguientes porcentajes de participación: un veinte por ciento para IPR, un veinte por ciento para Manas, un treinta por ciento para Pluspetrol y un treinta por ciento para Geopark. Respecto del CEOP, los Partícipes del Contratista dejan constancia de lo siguiente: **Uno.uno)** Que mediante escritura pública otorgada ante el Notario Público de Santiago don Raúl Iván Perry Pefaur, con fecha veintinueve de abril de dos mil ocho, el Estado de Chile, por una parte, y por la otra, el Contratista, formado por los partícipes IPR y MANAS, con un cincuenta por ciento de participación cada uno de ellos, celebraron el CEOP. **Uno.dos)** Que mediante escritura pública otorgada ante la Notaría Pública de Santiago de doña Antonieta Mendoza Escalas, con fecha diecinueve de enero de dos mil nueve, IPR y Manas cedieron parte de sus derechos en el CEOP a Geopark y a Pluspetrol, quedando como Partícipes del Contratista IPR, Manas, Geopark y Pluspetrol, cada uno con los porcentajes de participación siguientes: un 30% para Geopark, un 30% para Pluspetrol, un 20% IPR y un 20% Manas. **Uno.tres)** Que los Partícipes del Contratista designaron a Geopark como Operador del CEOP, con autoridad y derecho exclusivo para llevar a efecto las Operaciones Petroleras dentro del área del CEOP.

Dos) Que es la intención de los comparecientes modificar las participaciones en el CEOP, con el objeto de incorporar al mismo a Wintershall, Methanex e International Finance Corporation, en adelante "IFC", cediendo IPR y Manas la totalidad de sus derechos, intereses y obligaciones en el CEOP, así como regular sus relaciones y aportes de financiamiento mientras se encuentre pendiente la aprobación de la autoridad pública referida en el número siguiente.

Tres) Que, no obstante que el IFC no comparece al presente Acuerdo Marco, es la intención e interés de los comparecientes que el IFC se incorpore como partícipe del CEOP, motivo por el cual Geopark, con la aprobación de los demás comparecientes, asume la obligación de cederle y transferirle, en los términos y condiciones establecidas en este Acuerdo Marco, un 12,5% de los derechos en el CEOP. Asimismo, la voluntad del IFC de incorporarse al CEOP queda manifestada

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por la suscripción de la solicitud de aprobación referida en el número dos de la cláusula segunda.

Cuatro) Que de conformidad a lo dispuesto en el artículo catorce uno del CEOP, se requiere la aprobación en forma previa del Ministro de Minería para la cesión de todo o parte de sus derechos, intereses y obligaciones en el CEOP por parte de un Partícipe del Contratista.

Cinco) Que los términos utilizados en el presente Acuerdo y que no estén expresamente definidos, tendrán el significado que se les asigna en el CEOP.

<u>SEGUNDO</u>: <u>OBJETO.</u>

Con el fin de lograr el propósito expuesto en la cláusula precedente, las partes comparecientes han convenido los siguientes acuerdos:

Uno) Que, una vez cumplidas las previsiones de las cláusulas tres uno y tres tres del presente instrumento, los nuevos porcentajes de participación en el CEOP serán los siguientes: un 25% para Pluspetrol, un 25% para Geopark, un 25% para Wintershall, un 12,5% para Methanex y un 12,5% para IFC. Como consecuencia de lo anterior, IPR y Manas cederán todos sus derechos, intereses y obligaciones en el CEOP.

Dos) Con el objeto de lograr estas nuevas participaciones y que IPR y Manas dejen de ser Participes del Contratista en el CEOP, las partes comparecientes se obligan a presentar al Ministerio de Minería la solicitud de aprobación de la cesión de derechos, intereses y obligaciones en el CEOP y a formalizar los acuerdos de cesión correspondientes una vez que el Ministerio de Minería otorgue dicha aprobación.

Tres) Mientras se encuentre pendiente la aprobación por parte del Ministerio de Minería, considerando lo expuesto en el numero dos de la cláusula primera, las partes comparecientes acuerdan asumir en la forma prevista en la cláusula cuarta los desembolsos necesarios para el financiamiento de las operaciones petroleras necesarias para dar cumplimiento a lo que establece el CEOP.

Cuatro) Regular los efectos que producirá entre las partes comparecientes una eventual negativa del Ministerio de Minería a aprobar la cesión de derechos por parte de IPR y Manas.

<u>TERCERO</u>: <u>NUEVOS PORCENTAJES DE PARTICIPACIÓN EN EL CEOP.</u>

Uno) Para lograr las participaciones señaladas en el número uno de la cláusula segunda, Pluspetrol, Geopark, IPR y Manas se obligan a ceder y transferir todo o parte de sus derechos, intereses y obligaciones en el CEOP a Wintershall, Methanex y IFC, en la siguiente forma: (i) Pluspetrol cederá el cinco por ciento de los derechos, intereses y obligaciones en el CEOP a Wintershall. (ii) Geopark cederá el cinco por ciento de los derechos, intereses y obligaciones en el CEOP a IFC.. (iii) Manas cederá el doce coma cinco por ciento de los derechos, intereses y obligaciones en el CEOP a Methanex, y el siete coma cinco por ciento de sus derechos, intereses y obligaciones en el CEOP a Geopark para luego ser cedidos por ésta al IFC, como consecuencia de lo cual cederá la totalidad de sus derechos, dejando de ser Participe del Contratista del CEOP. (iv) IPR cederá la totalidad de los derechos, intereses y obligaciones en el CEOP a Wintershall, que corresponden a un veinte por ciento, como consecuencia de lo cual dejará de ser Participe del Contratista del CEOP.

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NOTARIO SUPLENTE

Dos) Como consecuencia de las cesiones referidas, quedarán como Partícipes del Contratista del CEOP las empresas Pluspetrol con un 25%, Geopark con un 25% -después de haber cedido un 12,5% al IFC-, Wintershall con un 25%, Methanex con un 12,5% e IFC con un 12,5% -cedido por Geopark- .

Tres) Las correspondientes cesiones de derechos, intereses y obligaciones en el CEOP se llevarán a cabo tan pronto el Ministerio de Minería otorgue la aprobación a tales cesiones, de conformidad con lo establecido en el número 2 de la cláusula cuarta.

Cuatro) En este acto, por instrumento separado las partes comparecientes suscriben la carta dirigida al Ministerio de Minería de solicitud de aprobación de la cesión de derechos, intereses y obligaciones en el "Contrato Especial de Operación para la Exploración y Explotación de Yacimientos de Hidrocarburos del Bloque Tranquilo, XII Región", referida a las nuevas participaciones en el CEOP, encomendando a Geopark su presentación y tramitación ante la autoridad pública.

Cinco) Las empresas Wintershall y Methanex, en cuanto Futuros Partícipes del Contratista en el CEOP, y las empresas Pluspetrol y Geopark en virtud de las nuevas participaciones que toman como contratistas del CEOP, ratifican, y se obligan a ratificar en las escrituras públicas de cesión de derechos, a Geopark como Operador del CEOP, con autoridad y derecho exclusivo para llevar a efecto las Operaciones Petroleras dentro del área del CEOP.

CUARTO: OBLIGACIONES DE LAS PARTES COMPARECIENTES.

Las partes comparecientes asumen las siguientes obligaciones:

Uno) Obligación de concurrir al financiamiento de las operaciones petroleras mientras se encuentre pendiente la aprobación del Ministerio de Minería, en adelante "Desembolsos durante la etapa intermedia".

Uno.uno) Desde la fecha de la suscripción del presente Acuerdo Marco, durante todo el tiempo que se encuentre pendiente la aprobación del Ministerio de Minería de la solicitud de cesión de derechos, y hasta la fecha en que se suscriban las correspondientes escrituras públicas de cesión y aceptación de los derechos -la "Etapa Intermedia"-, Pluspetrol, Geopark –por sí y por el porcentaje de derechos a ser cedidos al IFC-, Wintershall, y Methanex acuerdan y se comprometen en concurrir mensualmente al financiamiento de todos los gastos e inversiones generados por las Operaciones Petroleras del CEOP, los cuales no podrán superar la suma de USD 15.000.000 -quince millones de dólares de los Estados Unidos de Norteamérica- para un período de cinco meses contados desde la fecha del presente acuerdo. El porcentaje de la contribución de cada una de las empresas mencionadas durante la Etapa Intermedia será el siguiente: i) Pluspetrol, con un treinta por ciento; ii) Geopark, con un treinta y siete coma cinco por ciento –por su parte y por el porcentaje de derechos a ser cedidos al IFC-; iii) Wintershall, con un veinte por ciento; y, iv) Methanex, con un doce coma cinco por ciento.

Uno dos) Atendido que la totalidad del financiamiento de las Operaciones Petroleras se efectuará con aportes de las empresas Pluspetrol, Geopark –por su parte y por el porcentaje de derechos a ser cedidos al IFC-, Wintershall y Methanex, excluyéndose de los mismos a IPR y Manas, y que el aporte financiero que corresponde a estas dos últimas empresas según el CEOP es de un 20% para cada una, esto es un 40% del financiamiento total, en su carácter de actuales partícipes del CEOP, que será asumido por Wintershall, Methanex, y Geopark -por el porcentaje a ser cedido al IFC- en la Etapa Intermedia; IPR y Manas

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acuerdan asumir las obligaciones que se establecen en la cláusula siguiente, a fin de responder por la restitución del 20% que a cada una corresponde en los aportes, en la eventualidad que el Ministerio de Minería no otorgue la aprobación a la cesión.

Uno tres) Con el objetivo de materializar los aportes, Pluspetrol, Geopark –por su parte y por el porcentaje de derechos a ser cedidos al IFC-, Wintershall y Methanex, acuerdan poner a disposición y transferir los fondos o recursos financieros, en los porcentajes referidos en el número uno uno de la presente cláusula, a la cuenta bancaria conjunta del Bloque Tranquilo cuyo titular es Geopark en su calidad de Operador del CEOP. Para estos efectos, Geopark enviará a cada uno de los aportantes una solicitud de fondos –denominada "Cash Call"- con instrucciones sobre el monto a transferir por cada uno, la moneda del aporte, la fecha de vencimiento del traspaso, los datos de la cuenta bancaria y los demás antecedentes necesarios para poder poner a disposición del Operador oportunamente los fondos requeridos. Cada Cash Call con las instrucciones respectiva deberá ser efectuado por escrito o medio electrónico y enviada a Wintershall, Pluspetrol, Methanex y Geopark -por el porcentaje a ser cedido al IFC-, con una anticipación no menor a 15 días antes del desembolso. Todos los aportes de fondos deben ser exentos de gastos y comisiones bancarias.

Uno Cuatro) En caso de incumplimiento por cualquiera de los aportantes de sus compromisos de realizar aportes durante la Etapa Intermedia estipulados en la Cláusula cuarta uno uno, el aportante incumplidor solo tendrá derecho a recibir mientras persista la situación de incumplimiento la parte proporcional de la participación por la cual haya efectivamente pagado y, además, los montos adeudados devengarán un interés igual a LIBOR con más tres puntos porcentuales calculada semestralmente. Los aportantes cumplidores tendrán la opción pero no la obligación de concurrir con el financiamiento del aportante incumplidor y, en caso que uno o más aportantes actuando de común acuerdo hiciera/n uso de dicha opción, dicho/s aportante/s devendrá/n titular/es de los derechos correspondientes al aportante incumplidor.

Dos) Obligación de ceder los derechos en el CEOP luego de la aprobación del Ministerio de Minería.

Dos uno) Las partes comparecientes se obligan a suscribir la o las escrituras públicas de cesiones de derechos, intereses y obligaciones en el CEOP, y a ejecutar todos los actos y realizar todas las gestiones necesarias y conducentes a formalizar las nuevas participaciones en el CEOP, en los términos establecidos en la cláusula tercera. Las correspondientes cesiones de derechos, intereses y obligaciones en el CEOP se llevarán a cabo tan pronto el Ministerio de Minería otorgue la aprobación escrita a tales cesiones, y previa aceptación de parte de los cesionarios de las obligaciones comprendidas en el CEOP, todo ello conforme al artículo catorce del mismo.

Dos.dos) Las partes reconocen la existencia de gastos anteriores a la suscripción del presente contrato, los cuáles corresponden a los desembolsos 1 a 3 - Solicitud de Provisión de Fondos o "Cash-calls" 1 a 3- por la suma total de US$ 2.922.222, denominados "Costos Pasados" o "Past Costs", los cuales han sido efectuados en participaciones distintas a las acordadas en la cláusula tercera número dos. La composición de dichos Costos Pasados se encuentra detallada en el Anexo I del presente acuerdo, el que forma parte del presente instrumento.

Dos.tres) Como consecuencia de que los aportes a realizar durante la Etapa Intermedia bajo el mecanismo establecido en el número uno de la presente cláusula, como aquellos aportes realizados correspondientes a los Costos

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Pasados o "Past Costs", habrán sido realizados con porcentajes de participación distintos a los acordados en la cláusula tres del presente acuerdo, las partes convienen la siguiente fórmula de compensación por las cesiones de participaciones correspondientes: el precio de la compensación será igual a los aportes efectivamente realizados durante la Etapa Intermedia más Costos Pasados o Past Costs (detallados en el Anexo I) efectivamente realizados menos los aportes resultantes de aplicar los nuevos porcentajes de participación a los montos de la Etapa Intermedia, menos los montos resultantes de aplicar los nuevos porcentajes de participación a los Costos Pasados o Past Costs. El resultado que arroje esta formula será el precio global de la cesión de los derechos del CEOP.

Dos.cuatro) Debido a que los desembolsos durante la Etapa Intermedia no son determinables en forma cierta a la fecha de suscripción del presente acuerdo, se conviene que el Operador realizará un cálculo final del monto a compensar tanto para los desembolsos durante la Etapa Intermedia de los mecanismos de financiamiento, como así también de los "Costos Pasados" o "Past Costs" del Anexo I. Este cálculo o liquidación final se realizará una vez otorgada la autorización de cesión de derechos, intereses y obligaciones en el CEOP por parte del Ministerio de Minería y la correspondiente suscripción de escrituras públicas, y los valores a compensar deberán ser depositados en las cuentas bancarias que indiquen cada una de las partes a tal efecto dentro de los 10 días corridos de enviada la liquidación final. Dicho cálculo deberá ser certificado por Price WaterhouseCoopers, teniendo las partes un plazo de quince días contados desde la notificación de dicha certificación para realizar sus observaciones. Pasado dicho período, y de no mediar observaciones, las partes deberán realizar el depósito en las cuentas bancarias a ser informadas por cada parte, dentro de los diez días corridos siguientes a la expiración de dicho plazo. Sin perjuicio de lo expuesto, se deja constancia que los gastos a realizar por el Operador durante la Etapa Intermedia y aquellos que correspondan a "Costos Pasados" o "Past Costs" no podrán apartarse significativamente de los costos y gastos informados por el Operador en los Presupuestos y Programas Anuales de Trabajo presentados a las partes los que forman parte del presente instrumento como Anexo II.

Tres) Las empresa Geopark –por su parte y por la parte de derechos a ser cedidos al IFC-, Pluspetrol, Methanex y Wintershall, se obligan a, dentro del plazo de sesenta días contados desde la aprobación del Ministerio de Minería a la solicitud de cesión de derechos, intereses y obligaciones del CEOP, suscribir un contrato de Acuerdo de Operación conjunta para el CEOP Bloque Tranquilo – denominado Joint Operating Agreement o "JOA"-, teniendo como base el JOA del Bloque Otway.

<u>QUINTO</u>: <u>EFECTOS DEL RECHAZO O NEGATIVA DEL MINISTERIO DE MINERÍA A APROBAR LA CESIÓN DE DERECHOS DEL CEOP.</u>

Considerando los compromisos de aportes pecuniarios asumidos por Wintershall, Methanex y Geopark -por el porcentaje de derechos a ser cedido al IFC-, aún antes de ser titulares de los derechos, intereses y obligaciones en el CEOP, a los cuales no concurrirán IPR y Manas, y ante la eventualidad de un rechazo o pronunciamiento negativo del Ministerio de Minería a la solicitud de aprobación de cesión de derechos, IPR y Manas, así como IPR Chile LLC y MKD Holdings Inc, en su calidad de únicos socios de IPR, y Manas Managment Services Ltd. y Manas Petroleum Corporation, en su calidad de únicos socios de Manas, declaran y acuerdan que, en caso de negativa o rechazo del Ministerio de Minería a otorgar la autorización referida, se producirán los siguientes efectos, asumiendo las obligaciones que se indican:

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Uno) Se obligan a restituir los fondos o recursos financieros aportados por Wintershall, Methanex y Geopark -por el porcentaje de derechos a ser cedido al IFC-, para el desarrollo de las Operaciones Petroleras del CEOP con motivo de la celebración del presente acuerdo, desde la fecha del presente instrumento y hasta la fecha de notificación del pronunciamiento negativo del Ministerio de Minería, en adelante denominado "la cantidad total adeudada". La restitución o devolución de los fondos deberá hacerse efectiva dentro del plazo de diez días contados desde la notificación del rechazo del Ministerio de Minería a la solicitud de aprobación de cesión de derechos. Para cumplir con esta obligación, tanto IPR como Manas se obligan a pagar la cantidad total adeudada a Wintershall, Methanex y Geopark -por el porcentaje de derechos a ser cedido al IFC-,en la siguiente proporción: a) IPR: un 25% de la cantidad adeudada a Wintershall, un 15,625% de la cantidad adeudada a Methanex y un 9,375% de la cantidad adeudada a Geopark -por el porcentaje de derechos a ser cedido al IFC-, totalizando de esta forma el 50% de la cantidad total adeudada; y, b) Manas: un 25% de la cantidad adeudada a Wintershall, un 15,625% de la cantidad adeudada a Methanex y un 9,375% de la cantidad adeudada a Geopark -por el porcentaje de derechos a ser cedido al IFC-,, totalizando el restante 50% de la cantidad total adeudada, equivalentes en su conjunto al 40% de participación en los derechos del CEOP.

Dos) En caso que IPR y/o Manas no restituyan a Wintershall, Methanex y a Geopark -por el porcentaje de derechos a ser cedido al IFC-,la cantidad total adeudada dentro del plazo referido en el número anterior, IPR Chile LLC y MKD Holdings Inc, en su calidad de únicos socios de IPR, y Manas Managment Services Ltd. y Manas Petroleum Corporation, en su calidad de únicos socios de Manas, se obligan a ceder y transferir la totalidad de los derechos sociales que tienen en IPR Chile Tranquilo Limitada y en Manas Energía Chile Limitada, respectivamente, a las sociedades Wintershall, Methanex y Geopark -por el porcentaje de derechos a ser cedido al IFC , en las siguientes proporciones: a) IPR Chile LLC y MKD Holdings Inc: un 50% de los derechos sociales a Wintershall, un 31,25% de los derechos sociales a Methanex y un 18,75% de los derechos sociales a Geopark; y, b) Manas Managment Services Ltd. y Manas Petroleum Corporation: un 50% de los derechos sociales a Wintershall, un 31,25% de los derechos sociales a Methanex y un 18,75% de los derechos sociales a Geopark Con el objeto de asegurar el cumplimiento de esta cesión de derechos, las partes comparecientes que correspondan, y los respectivos socios de IPR y Manas, suscriben en este acto, por instrumentos separados, ante el mismo Notario autorizante, escrituras públicas "de cesión de derechos sociales y modificación de sociedad IPR" y "de cesión de derechos sociales y modificación de sociedad Manas", sujeto a la condición suspensiva consistente en que IPR y Manas no cumplan con la obligación de restitución de la cantidad total adeudada asumida en el número uno de la presente cláusula. Por consiguiente, luego de transcurrido el plazo de diez días sin que IPR y/o Manas hayan restituido la cantidad total adeudada, se entenderá ipso facto cumplida la condición y perfeccionado los contratos de cesión y modificación de sociedad.

Tres) La obligación que asumen IPR y Manas referidas en los números Uno y Dos de la presente cláusula tendrá el carácter de indivisible. Por consiguiente, la obligación de restituir contemplada en el número uno anterior cumplida por parte de uno sólo de los deudores, no se entenderá cumplida si el otro deudor no restituye o reintegra lo debido.

SEXTO: VARIOS.

Uno) Toda referencia al Ministerio de Minería que se efectúa en el presente instrumento se entenderá también realizada al Ministerio de Energía, si correspondiere como consecuencia de la reciente creación legal del Ministerio de

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Energía por la Ley N° 20.402, publicada en el Diario Oficial el tres de diciembre de dos mil nueve.

Dos) Por la expresión "días" se entenderá días corridos, de manera que no se suspenderán ni interrumpirán por ningún motivo.

SEPTIMO: DOMICILIO. Para todos los efectos legales que fueren pertinentes las partes fijan domicilio en la ciudad y comuna de Santiago.

OCTAVO: COMPARECENCIA DE LAS SOCIEDADES DUEÑAS DE IPR Y MANAS.

Uno) Comparecen en este acto **IPR CHILE, LLC**, sociedad válidamente constituida y organizada bajo las leyes del Estado de Texas, Estados Unidos de América, y **MKD HOLDINGS, INC.**, sociedad válidamente constituida y organizada bajo las leyes del Estado de Texas, Estados Unidos de América, ambas sociedades representadas según se acredita por acreditará por doña Jimena Bronfman Crenovich, chilena, soltera, abogado, cédula de identidad número 4.709.492-5, todos domiciliados para estos efectos en Vitacura 2939, Piso 8, comuna de Las Condes, Santiago, Región Metropolitana, y expone: Que en la representación que inviste, declara: **Uno.uno)** Las sociedades IPR Chile LLC con el noventa y nueve por ciento de los derechos sociales y MKD Holdings, Inc. con el uno por ciento de los derechos sociales, son los únicos y actuales socios de la sociedad de responsabilidad limitada IPR Chile Tranquilo Limitada, en adelante indistintamente "IPR", sociedad constituida por escritura pública de fecha veinticuatro de marzo de dos mil ocho, otorgada en la Notaría Pública de Santiago de don Raúl Iván Perry Pefaur, cuyo extracto se inscribió a fojas catorce mil seiscientos sesenta y uno número nueve mil novecientos treinta y cinco en el Registro de Comercio del Conservador de Bienes de Santiago del año dos mil ocho y se publicó en el Diario Oficial de fecha siete de abril de dos mil ocho. La referida sociedad no registra modificaciones a la fecha. **Uno.dos)** Que autoriza y aprueba la celebración del presente instrumento y todas y cada una de las obligaciones de que da cuenta, en especial la obligación estipulada en la cláusula quinta, y se compromete a celebrar todos los actos jurídicos y realizar las gestiones y actuaciones que correspondan, a fin de obtener el íntegro y oportuno cumplimiento del presente acuerdo.

Dos) Comparecen en este acto **MANAS MANAGEMENT SERVICES LTD.**, sociedad constituida y vigente de conformidad con las leyes de Commonwealth de Bahamas, domiciliada en Fort Street cuatrocientos guión novecientos treinta y uno, Victoria, British Columbia, Canadá y **MANAS PETROLEUM CORPORATION**, sociedad constituida y vigente de conformidad con las leyes del Estado de Nevada, Estados Unidos de Norteamérica, domiciliada en Bahnhofstrasse nueve, Baar, Suiza, ambas sociedades representadas, según se acreditará, por doña Jimena Bronfman Crenovich, ya individualizada, y expone: Que en la representación que inviste, declara: **Dos.uno)** Las sociedades Manas Management Services Ltd. con el noventa y nueve por ciento de los derechos sociales y Manas Petroleum Corporation con el uno por ciento de los derechos sociales, son los únicos y actuales socios de la sociedad comercial de responsabilidad limitada Manas Energía Chile Limitada, sociedad constituida por escritura pública de fecha siete de abril de dos mil ocho, otorgada en la Notaría Pública de Santiago de don Eduardo Avello Concha, cuyo extracto se inscribió a fojas dieciocho mil quinientas cuarenta y uno número doce mil quinientos cincuenta y siete en el Registro de Comercio del Conservador de Bienes de Santiago del año dos mil ocho y se publicó en el Diario Oficial de fecha veintiocho de abril de dos mil ocho. La referida sociedad no registra modificaciones a la fecha y se encuentra

8

plenamente vigente. **Dos.dos**) Que autoriza y aprueba la celebración del presente instrumento y todas y cada una de las obligaciones de que da cuenta, en especial la obligación estipulada en la cláusula quinta, y se compromete a celebrar todos los actos jurídicos y realizar las gestiones y actuaciones que correspondan, a fin de obtener el íntegro y oportuno cumplimiento del presente acuerdo.

NOVENO: FACULTAD DEL PORTADOR. Se faculta al portador de copia autorizada de la presente escritura o de un extracto autorizado de ella para requerir y firmar todas las inscripciones, subinscripciones, anotaciones y publicaciones que sean procedentes.

DECIMO: El presente documento se firma en siete ejemplares, quedando uno en poder de cada parte.

DECIMO PRIMERO: PERSONERÍAS.

La personería de don Andrés Aylwin Chiorrini para representar a **GEOPARK MAGALLANES LIMITADA,** consta en escritura pública de constitución social otorgada en la Notaría Pública de Santiago de doña Antonieta Mendoza Escalas con fecha cinco de agosto de dos mil ocho.

La personería de don Rafael Rencoret Portales para representar a **PLUSPETROL CHILE S.A.**, consta de la escritura pública otorgada en la Notaría Pública de Santiago de don Raúl Undurraga Laso con fecha 27 de enero de 2010.

La personería de doña Jimena Bronfman Crenovich para representar a **IPR CHILE TRANQUILO LIMITADA**, **IPR CHILE, LLC** y **MKD HOLDINGS, INC,** consta de los respectivos poderes otorgados en el Estado de Texas, de los Estados Unidos de América, con fecha 21 de enero del año 2010

La personería de doña Jimena Bronfman Crenovich para representar a **MANAS ENERGÍA CHILE LIMITADA** consta de poder otorgado en Zurich, Suiza, con fecha 28 de enero de 2010.

La personería de doña Jimena Bronfman Crenovich para representar a **MANAS MANAGEMENT SERVICES LTD. y MANAS PETROLEUM CORPORATION**, consta de los respectivos poderes otorgados en Zurich, Suiza, con fecha 25 de enero de 2010.

Jorg
La personería de don Heiko Hans (Joerg) Meyer y doña Brenda Inés Anthony para representar a **WINTERSHALL CHILE LIMITADA**, consta de la escritura pública suscrita en la Notaría Pública de Santiago de doña Antonieta Mendoza Escalas con fecha nueve de septiembre de dos mil ocho.

La personería de los señores Francisco Ajenjo Isasi y_Juan Enrique González Sierra para representar a **METHANEX CHILE S.A.**, consta de la escritura pública otorgada en la Notaría Pública de Santiago de doña María Gloria Acharán Toledo con fecha 14 de Agosto de 2008. Entreparéntesis: "Joerg": NO VALE. Entrelíneas:"Jorg": VALE. DOY FE.

Andrés Aylwin Chiorrini
pp.GEOPARK MAGALLANES LIMITADA

9

NOTARIO SUPLENTE
GONZALO MENDOZA GUIÑEZ
16° NOTARIA DE SANTIAGO

Rafael Rencoret Portales
pp.PLUSPETROL CHILE S.A.

Jimena Bronfman Crenovich
pp.IPR CHILE TRANQUILO LIMITADA, IPR CHILE, LLC
pp.MKD HOLDINGS, INC

Jimena Bronfman Crenovich
pp.MANAS ENERGIA CHILE LIMITADA
pp.MANAS MANAGEMENT SERVICES LTD.
pp.MANAS PETROLEUM CORPORATION

Jörg

Heiko Hans-(Joerg) Meyer

Brenda Inés Anthony

pp.WINTERSHALL CHILE LIMITADA

Francisco Ajenjo Isasi

Juan Enrique González Sierra

pp.METHANEX CHILE S.A.

AUTORIZACION AL DORSO

10

ENGLISH TRANSLATION

FRAMEWORK AGREEMENT

TRANSFER OF RIGHTS

AND OTHERS

SPECIAL OPERATION AGREEMENT FOR

HYDROCARBON EXPLORATION AND EXPLOITATION

– TRANQUILO BLOCK

GEOPARK MAGALLANES LIMITADA

AND OTHERS

<><><><><><><><><><>><><><><><><><><><><><><><><><>

In Santiago, Republic of Chile, the following agreement was reached on the 29 January 2010 between the following companies:

GEOPARK MAGALLANES LIMITADA, a company whose line of business is hydrocarbon exploration and exploitation, Taxpayer’s number 76,031,342-4 (seventy-six million thirty-one thousand three hundred forty-two hyphen four), duly represented as accredited by Mr. Andrés Eduardo Aylwin Chiorrini, Chilean, lawyer, national identity card number seven million three hundred forty-seven thousand two hundred forty-four hyphen K), both with addresses for these purposes at Avenida Isidora Goyenechea number three thousand one hundred sixty-two, office eight hundred one, Las Condes municipality, Santiago, Chile, hereinafter referred to indistinctly as “Geopark”;

PLUSPETROL CHILE S.A., company whose line of business is hydrocarbon exploration and exploitation, Taxpayer’s number 76.041.566 -9, represented by Mr. Rafael Rencoret Portales, Chilean, single, lawyer, identity card number 15.313.075 -2, all with addresses at Avenida Andrés Bello N. 2711, 16th floor, municipality of Las Condes, Santiago, Metropolitan Region, hereinafter referred to indistinctly as “Pluspetrol”;

IPR CHILE TRANQUILO LIMITADA, a company whose line of business is hydrocarbon exploration and exploitation, Taxpayer’s number 76,015,333-8, represented, as accredited, by Ms. Jimena Bronfman Crenovich, Chilean, single, lawyer, identity card number 4,709,492-5, all with address for these purposes at Vitacura 2939, 8th Floor, Las Condes municipality, Santiago, Metropolitan Region, hereinafter referred to indistinctly as “IPR”;

MANAS ENERGÍA CHILE LIMITADA, a company whose line of business is hydrocarbon exploration and exploitation, Taxpayer’s number still to be settled, represented, as accredited, by Ms. Jimena Bronfman Crenovich, Chilean, single, lawyer, identity card number 4,709,492-5, all with address for these purposes at Miraflores 178, 12th Floor, Santiago municipality, Santiago, Metropolitan Region, hereinafter referred to indistinctly as “Manas”;

WINTERSHALL CHILE LIMITADA, a company whose line of business is hydrocarbon exploration, exploitation, transport, marketing and sale, Taxpayer’s number 76,064,278-5 (seventy-six million thirty-four thousand two hundred seventy-eight hyphen five), duly represented as accredited by Mr. Heiko Hans-Jorg Meyer, German, married, engineer, passport of the Federal Republic of German number C4CKG1LJT and Ms Brenda Inés Anthony, Argentine, single, lawyer, passport of Argentina number twenty-four million five hundred and sixty-three thousand three hundred and seventy-five N, all with addresses at Avendia Isidora Goyeneche, municipality of Las Condes, Santiago, Metropolitan Region, hereinafter referred to indistinctly as “Wintershall”;

METHANEX CHILE S.A., a company incorporated according to the laws of Chile and whose line of business is the manufacturing, production, marketing and distribution of basic chemical substances, Taxpayer’s number 76,030,472-7 (seventy-six million thirty thousand four hundred seventy-two hyphen seven), represented, as will be accredited, by Mr. Francisco Ajenjo Isasi, Chilean, married, industrial civil engineer, identity number 5,295,001-5, and Mr. Juan Enrique González Sierra, Chilean, married, commercial engineer, identity card number 5,059,414-9, all with address for these purposes at Avenida Apoquindo 3200 (three thousand two hundred), fifth floor, Las Condes municipality, Santiago, hereinafter referred to indistinctly as “Methanex”;

FIRST: BACKGROUND

1) That Pluspetrol, Geopark, IPR and Manas are the current participants of the Special Operation Agreement for Hydrocarbon Deposit Exploration and Exploitation, Tranquilo Block, XII Region of Magallanes and Chilean Antarctic, executed with the Chilean State, hereinafter referred to as the “CEOP”, with the following participation percentages: 20% for IPR, 20% for Manas, 30% for Pluspetrol and 30% for Geopark. With respect to the CEOP, the Contracting Participants place on the record the following: 1.1) That by means of the public instrument executed in presence of the Public Notary of Santiago, Mr. Raúl Iván Perry Pefaur, dated the twenty-ninth of April of two thousand eight, the Chilean State, as one party, and, as the other party, the Contractor, formed by the participants IPR and MANAS, with 50% participation each, executed the CEOP. 1.2) That by means of the public instrument executed in presence of the Public Notary of Santiago, Mrs. Antonieta Mendoza Escalas, dated the nineteenth of January of two thousand nine, IPR and Manas transferred part of their rights in the CEOP to Geopark and to Pluspetrol, with the Contractor Participants then being IPR, Manas, Geopark and Pluspetrol, each one with the following participation percentages: 30% for Geopark, 30% for Pluspetrol, 20% for IPR and 20% for Manas. 1.3) That the Contractor Participants designated Geopark as Operator of the CEOP, with authority and exclusive right to carry out the oil operations within the area of the CEOP.

2) That it is the intention of the appearing parties to modify the participation in the CEOP for the purpose of incorporating Wintershall, Methanex and IFC to it, with IPR and Manas transferring all their rights, interests and obligations in the CEOP, as well as to regulate their relations and financing contributions while the approval of the public authority referred to in the following paragraph is pending.

3) That even if the IFC party does not appear in the present Framework Agreement, it is the intention and the interest of the appearing parties that IFC be incorporated as participating in the CEOP by which motive Geopark, with the approval of the other appearing parties, assumes the obligation to cede and transfer to it, under the terms and conditions established in this Framework Agreement, 12.5% of the rights in the CEOP. Thus IFC’s willingness to be incorporated in the CEOP is established as IFC accepts the request for approval as referred to in the above clause 2.

4) That in compliance with the provisions of article 14.1 of the CEOP, prior written approval of the Mining Ministry is required for the transfer of all or part of the rights, interests and obligations in the CEOP by a Contractor Participant.

5) That the terms used in this Agreement and that are not expressly defined, will have the meaning that is given them in the CEOP.

SECOND: PURPOSE

In order to achieve the proposal expressed in the preceding clause, the appearing parties have made the following agreements:

1) That, once the provisions of clauses 3.1 and 3.3 of this instrument are fulfilled, the new participation percentages of the CEOP will be the following: 25% for Pluspetrol, 25% for Geopark, 25% for Wintershall, 12.5% for Methanex and 12.5% for IFC. As a consequence of the above, IPR and Manas will transfer all their rights, interests and obligations to the CEOP.

2) For the purpose of achieving these new participations and for IPR and Manas to leave off being Contractor Participants in the CEOP, the appearing parties are obliged to present to the Mining Ministry the request for approval of the transfer of rights, interests and obligations in the CEOP and to formalize the corresponding transfer agreements once the Mining Ministry grants its approval.

3) While the approval by the Mining Ministry is pending, considering the contents of number 2 of the first clause, the appearing parties agree to assume in the form considered in the fourth clause the disbursements necessary for the financing of the oil operations necessary to comply with the provisions of the CEOP.

4) To regulate the effects that a possible refusal by the Mining Ministry to approve the transfer of rights by IPR and Manas will have.

THIRD: NEW PARTICIPATION PERCENTAGES IN THE CEOP

1) In order to achieve the participations indicated in number one of the second clause, Pluspetrol, Geopark, IPR and Manas are required to assign and transfer all or part of their rights, interests and obligations in the CEOP to Wintershall, Methanex and IFC, as follows: (i) Pluspetrol will transfer 5% of its rights, interests and obligations in the CEOP to Wintershall, in this way reducing to 25% its participation in the aforementioned CEOP. (ii) Geopark will transfer 5% of its rights, interests and obligations in the CEOP to IFC, thus reducing to 25% its participation in the aforementioned CEOP. (iii) Manas will transfer 12.5% of its rights, interests and obligations in the CEOP to Methanex and 7.5% of its rights, interests and obligations in the CEOP to IFC, which results in the transfer of all its rights, no longer being a Contractor Participant of the CEOP. (iv) IPR will transfer all of its rights, interests and obligations in the CEOP to Wintershall, which correspond to 20%, as a consequence of which it will not longer be a Contractor Participant of the CEOP.

2) As a result of the aforementioned transfers, the companies Pluspetrol with 25%, Geopark with 25% - after having ceded a 12.5% stake to IFC -, Wintershall with 25%, Methanex with 12.5% and IFC with 12.5% - ceded by Geopark - will remain as Contractor Participants of the CEOP.

3) The corresponding transfers of rights, interests and obligations in the CEOP to will be carried out as soon as the Mining Ministry grants the approval to these transfers, in accordance with the provisions of number 2 of the fourth clause.

4) In this act, through separate instruments, the appearing parties sign the letter addressed to the Mining Ministry requesting approval of the transfer of rights, interests and obligations in the “Special Operation Agreement for the Hydrocarbon Deposit Exploration and Exploitation of the Tranquilo Block, Region XII”, referring to the new participations in the CEOP, entrusting Geopark with its presentation and processing before the public authority.

5) The companies Wintershall, Methanex and IFC, as regards Future Contractor Participants in the CEOP, and the companies Pluspetrol and Geopark by virtue of the new participations that they take as contractors of the CEOP, ratify and are bound to ratify in the public instruments of transfer of rights, with Geopack as Operator of the CEOP, with authority and exclusive right to carry out the oil operations in the CEOP area.

FOURTH: OBLIGATIONS OF THE APPEARING PARTIES.

The appearing parties undertake the following obligations:

1) Obligation to agree to the financing of the oil operations while the approval by the Mining Ministry is pending, hereinafter “Disbursements during the intermediate stage”.

1.1) From the date of the signing of this agreement, during the entire time that the approval by the Mining Ministry is pending regarding the request for transfer of rights, and until the date in which the corresponding public instruments and acceptance of the rights are signed –the “Intermediate Stage”- Pluspetrol, Geopark – for itself and for the percentage of the rights to be ceded to IFC -, Wintershall, Methanex and IFC agree and promise to agree monthly on the financing of all the expenses and investments generated by the oil operations of the CEOP, which cannot exceed the sum of US$15,000,000 (fifteen million dollars of the United States of America) for a period of five months counting from the date of this agreement. The percentage of the contribution of each of the aforementioned companies during the Intermediate Stage will be the following: i) Pluspetrol, 30%; ii) Geopark, 37.5% – for itself and for the percentage of the rights to be ceded to IFC -; iii) Wintershall, 20%; and iv) Methanex, 12.5% .

1.2) Considering that all the financing of the oil operations will be carried out with contributions from the companies Pluspetrol, Geopark – for itself and for the percentage of the rights to be ceded to IFC -, Wintershall, Methanex, and IFC, excluding IPR and Manas from them, and that the financial contribution that corresponds to these last two companies according to the CEOP is 20% for each one, that is, 40% of the total financing, in their character of current participants of the CEOP, which will be assumed by Wintershall, Methanex and Geopark – for itself and for the percentage of the rights to be ceded to IFC - in the Intermediate Stage, IPR and Manas agree to assume the obligations that are set forth in the following clause, in order to respond for the return of 20% that corresponds to each one in the contributions, in the event that the Mining Ministry does not approve the transfer.

1.3) For the purpose of materializing the contributions, Pluspetrol, Geopark – for itself and for the percentage of the rights to be ceded to IFC -, Wintershall, Methanex, and IFC agree to make available and to transfer the funds and financial resources in the percentages referred to in number 1.1 of this clause, to the joint bank account of the Tranquilo Block whose owner is Geopark as operator of the CEOP. For these purposes, Geopark will send to each of the contributors a request for funds –called “cash call”- with instructions on the amount to be transferred by each one, the currency of the contribution, the due date of the transfer, the bank account information and any other background information necessary to be able to place the required funds at the disposal of the operator in a timely manner. The cash call with the instructions must be done in writing or through electronic means and set to Wintershall, Pluspetrol, Methanex and Geopark – for itself and for the percentage of the rights to be ceded to IFC -, at least 15 days in advance of the disbursement. All the amounts of funds must be exempt from bank costs and commissions.

1.4) In case of non-compliance by any of the Parties of its commitments to make the contributions during the Intermediate Stage stipulated in the Fourth Clause 1.1, the non-complying party will only have the right to receive, while the situation of non-compliance persists, the proportional part of the participation by which it has effectively paid and, in addition, the owed sums will accrue interest equal to the LIBOR plus 3% calculated at six months. The complying parties will have the option but not the obligation to agree with financing the non-complying party and, in case that one or more parties through common accord makes use of this option, these parties will accrue ownership of the corresponding right from the non-complying party.

2) Obligation to transfer the rights in the CEOP after the approval by the Mining Ministry

2.1) The appearing parties are required to sign the public instrument(s) of transfer of rights, interests and obligations in the CEOP, and to carry out all the acts and to perform all the procedures necessary for and conducive to formalizing the new participations in the CEOP, under the terms set forth in the third clause. The corresponding transfer of rights, interests and obligations in the CEOP will be carried out as soon as the Mining Ministry gives its written approval to such assignments, and after acceptance by the assignees of the obligations included in the CEOP, all according to article fourteen thereof.

2.2) The parties recognize the existence of costs prior to the signing of this agreement, which correspond to disbursements 1 to 3 – Request for Provision of Funds or “Cash-calls” 1 to 3- for the total sum of US$2,922,222, called “Past Costs”, which were made in participations other than those agreed in the third clause number 2. The composition of these Past Costs is detailed in Annex I of this agreement, which forms part of this instrument.

2.3) As a consequence of the fact that the contributions to make during the Intermediate Stage under the mechanism established in number one of this clause, as well as those contributions made corresponding to the “Past Costs”, will have been made with participation percentages other than those agreed in clause three of this agreement, the parties agree on the following compensation formula for the corresponding participation transfers: the price of the compensation will be equal to the contributions effectively made during the Intermediate Period plus Past Costs (detailed in Annex I) effectively made minus the contributions resulting from applying the new participation percentages to the amounts of the Intermediate Stage, less the amounts resulting from applying the new participation percentages to Past Costs. The result that this formula presents will be the global price of the transfer of rights of the CEOP.

2.4) Due to the fact that the disbursements during the Intermediate Stage are not determinable on the date of signing this agreement, it is agreed that the Operator will make the final calculation of the amount to compensate for the disbursements of the financing mechanisms during the Intermediate Stage, and also for the Past Costs of Annex I. This final calculation or settlement will be done once the authorization for the transfer of rights, interests and obligations in the CEOP is granted by the Mining Ministry and the corresponding signing of the public instruments has been performed. The compensation amount must be deposited in the bank accounts that are indicated by each of the parties for this purpose within ten calendar days of sending the final liquidation. This calculation must be certified by PricewaterhouseCoopers, with the parties having a period of five days counting from the notification of this certification to make any observations. Having transpired that period, and if there are no observations, the parties must make the deposit in the bank accounts indicated by each party. Without prejudice of the above, it is hereby recorded that the expenses to be paid by the Operator during the Intermediate Stage and those that correspond to Past Costs cannot be significantly separated from the costs and expenses reported by the operator in the Annual Budgets and Work Schedules presented to the parties which form part of this instrument as Annex II.

3) The companies Geopark – for itself and for the percentage of the rights to be ceded to IFC -, Pluspetrol, Methanex and Wintershall are required, within the period of sixty days counting from the approval by the Mining Ministry of the request for the transfer of rights, interests and obligations of the CEOP, to sign a Joint Operation Agreement for the CEOP Tranquilo Block –called “JOA”- taking as its base the JOA of the Otway Block.

FIFTH: EFFECTS OF THE REFUSAL OR DENIAL BY THE MINING MINISTRY IN APPROVING THE TRANSFER OF RIGHTS OF THE CEOP

Considering the commitments of pecuniary contributions assumed by Wintershall, Methanex and IFC, even before being owners of the rights, interests and obligations of the CEOP, in which IRP and Manas are not included, and in view of the possibility of refusal or negative decision by the Mining Ministry to the request for approval of transfer of rights, IPR and Manas, as well as IPR Chile LLC and MKD Holdings Inc., in their capacity as sole shareholders of IPR, and Manas Management Services Ltd. and Manas Petroleum Corporation, in their capacity as sole shareholders of Manas, declare and agree that, in case of the refusal or denial by the Mining Ministry to grant the referred authorization, the following effects will be produced, assuming the obligations that are indicated:

1) The funds or financial resources that are contributed by Wintershall, Methanex and Geopark – for itself and for the percentage of the rights to be ceded to IFC - for carrying out the CEOP oil operations based on this agreement, from the date of this instrument and until the negative decision of the Mining Ministry, hereinafter called “the total amount owed”, are required to be returned. The return or refund of the funds must be done within the period of ten days counting from the notification of the rejection by the Mining Ministry of the request for approval of the transfer of rights. In order to comply with this obligation, both IPR and Manas are required to pay the total amount due to Wintershall, Methanex and Geopark – for itself and for the percentage of the rights to be ceded to IFC - in the following proportion: a) IPR: 25% of the amount owed to Wintershall, 15.625% of the amount owed to Methanex and 9.375% of the amount owed to Geopark – for itself and for the percentage of the rights to be ceded to IFC -, totalling in this way 50% of the amount owed; and, b) Manas: 25% of the amount owed to Wintershall, 15.625% of the amount owed to Methanex and 9.375% of the amount owed to Geopark – for itself and for the percentage of the rights to be ceded to IFC -, totalling the remaining 50% of the amount owed, equivalent overall to 40% of the participation in the rights of the CEOP.

2) In case that IPR and/or Manas do not return to Wintershall, Methanex and Geopark – for itself and for the percentage of the rights to be ceded to IFC - the total amount owed within the period indicated in the previous paragraph, IPR Chile LLC and MKD Holdings Inc., in their capacity of sole shareholders of IPR, and Manas Management Services Ltd., and Manas Petroleum Corporation, in their capacity as sole shareholders of Manas, are required to assign and transfer the total amount of the corporate rights that they have in IPR Chile Tranquilo Limitada and in Manas Energía Chile Limitada, respectively, to the companies Wintershall, Methanex and Geopark – for itself and for the percentage of the rights to be ceded to IFC -, in the following proportions: a) IPR Chile LLC and MKD Holdings Inc.: 50% of the corporate rights to Wintershall, 31.25% of the corporate rights to Methanex and 18.75% of the corporate rights to Geopark; and, b) 50% of the corporate rights to Wintershall, 25% of the corporate rights to Methanex and 31.25% of the corporate rights to Methanex and 18.75 of the corporate rights to Geopark. In order to ensure compliance with this transfer of rights, the appearing parties that are implicated and the respective shareholders of IPR and Manas sign in this act, in separate instruments, in presence of the same authorizing Notary, public instruments “of transfer of corporate rights and modification of the company IPR” and “of transfer of corporate rights and modification of the company Manas”, subject to the condition precedent consisting of IPR and Manas not complying with the requirement to return the total amount owed that was assumed in number one of this clause. Consequently, after the period of ten days has transpired without IPR and/or Manas having returned that total amount owed, the condition precedent will be understood ipso facto as met and the agreements of transfer and modification of the company will be effective.

3) The obligations that IPR and Manas assume in reference to numbers One and Two of this clause will have an indivisible nature. Consequently, the obligation to return considered in number one above fulfilled by only one of the debtors will not be considered as fulfilled if the other debtor does not return or refund what is owed.

SIXTH: MISCELLANEOUS

1) Any reference to the Mining Ministry that is made in this document is understood as also referring to the Energy Ministry, if applicable, as a consequence of the recent legal creation of the Energy Ministry by Law No. 20,402, published in the Official Journal on three December two thousand nine.

2) The term “days” refers to calendar days, so that they will not be suspended or interrupted for any reason.

SEVENTH: ADDRESS. For all the legal purposes that may be pertinent, the parties set their address in the city and municipality of Santiago.

EIGHTH: APPEARANCE OF THE COMPANIES OWNERS OF IPR AND MANAS

1) In this Framework Agreement appears IPR CHILE, LLC, a company validly incorporated and organized under the laws of the State of Texas, United States of America, and MKD HOLDINGS, INC., a company validly incorporated and organized under the laws of the State of Texas, United States of America, appear in this act. Both companies are represented as accredited by Ms. Jimena Bronfman Crenovich, Chilean, single, lawyer, identity card number 4,709,492-5, all with addresses for these purposes in Vitacura 2939, 8th Floor, Las Condes municipality, Santiago, Metropolitan Region, and she states: that in the representation that she holds, she declares: 1.1) The companies IPR Chile LLC owner of 99% of the corporate rights and MKD Holdings, Inc. owner of 1% of the corporate rights, are the sole and current shareholders of the company of limited liability IPR Chile Tranquilo Limitada, hereinafter indistinctly “IPR”, a company incorporated under the public deed dated twenty-fourth March of two thousand eight, executed in the Public Notary’s Office of Santiago of Mr. Raúl Iván Perry Pefaur, whose extract is registered on folios 14,661 (fourteen thousand six hundred sixty-one) number 9,935 (nine thousand nine hundred thirty-five) in the Commercial Registry of the Property Registry of Santiago of the year two thousand eight and it was published in the Official Journal dated seventh April two thousand eight. The aforementioned company has not registered modifications to date. 1.2) That it authorizes and approves the execution of this instrument and each and every one of the obligations of which it is aware, especially the obligation stipulated in the fifth clause, and it promises to execute the legal acts and carry out the procedures and actions that may correspond, in order to obtain the return and timely compliance of this agreement.

2) In this Framework Agreement appears MANAS MANAGEMENT SERVICES LTD., a company incorporated and in force according to the laws of the Commonwealth of the Bahamas, with address on Fort Street 400-31 (four hundred hyphen thirty-one), Victoria, British Columbia, Canada and MANAS PETROLEUM CORPORATION, a company incorporated and in force according to the laws of the State of Nevada, United States of America, with address in Bahnhofstrasse 9, Baar, Switzerland appear in this act. Both companies are represented, as will be accredited, by Ms. Jimena Bronfman Crenovich, specified above, and she states: That in the representation that she holds, she declares: 2.1) The companies Manas Management Services Ltd., owner of 99% of the corporate rights and Manas Petroleum Corporation, owner 1% of the corporate rights, are the sole and current shareholders of the commercial company of limited liability Manas Energía Chile Limitada, company incorporated through public deed on the date of seventh April two thousand eight, executed in the Public Notary’s Office of Santiago of Mr. Eduardo Avello Concha, whose extract is registered in the folios 18,541 (eighteen thousand five hundred forty-one) number 12,557 (twelve thousand five hundred fifty-seven) in the Commercial Register of the Property Registry of Santiago of the year two thousand eight and it was published in the Official Journal dated twenty-eighth April two thousand eight. The aforementioned company has not registered modifications to date and it is fully valid. 2.2) That it authorizes and approves the execution of this instrument and each and every one of the obligations of which it is aware, especially the obligation stipulated in the fifth clause, and it promises to execute the legal acts and carry out the procedures and actions that may correspond, in order to obtain the return and timely compliance of this agreement.

NINTH: BEARER’S AUTHORIZATION. The bearer of an authorized copy of this instrument or of an authorized extract of it is hereby given authority to request and to sign all the registrations, supplemental registrations, annotations and publications that may be appropriate.

TENTH: This Agreement is signed in seven copies, one copy to remain with each of the parties hereto.

ELEVENTH: DESIGNATED REPRESENATIVES

Mr. Andrés Aylwin Chiorrini is designated to represent GEOPARK MAGALLANES LIMITADA, as recorded in the articles of incorporation in the Public Notary’s Office of Santiago of Mrs. Antonieta Mendoza Escalas dated fifth August two thousand eight.

Mr. Rafael Rencoret Portales is designated to represent PLUSPETROL CHILE S.A., as recorded in the public deed executed in the Public Notary’s Office of Santiago of Mr. Raúl Undurrage Laso dated 27 January 2010.

Ms. Jimena Bronfman Crenovich is designated to represent IPR CHILE TRANQUILO LIMITADA, IPR CHILE, LLC and MKD HOLDINGS, INC, as recorded in the respective public deeds executed in the State of Texas, United States of America dated 21 January 2010.

Ms. Jimena Bronfman Crenovich is designated to represent MANAS ENERGÍA CHILE LIMITADA, MANAS MANAGEMENT SERVICES LTD. and MANAS PETROLEUM CORPORATION, as recorded in the public deed executed in the city of Zurich, Switzerland dated 28 January 2010.

Mr Heiko Hans-Joerg Meyer and Mrs. Brenda Inés Anthony are designated to represent WINTERSHALL CHILE LIMITADA, as recorded in the public deed recorded in the Public Notary’s Office of Santiago of Mrs. Antonieta Mendoza Escalas dated third September two thousand eight.

Messrs. Francisco Ajenjo Isasi and Juan Enrique González Sierra are designated to represent METHANEX CHILE S.A., as recorded in the public deed executed in the Public Notary’s Office of Santiago of María Gloria Acharán Toledo dated 14 August 2008.
Remark between the lines: “Joerg” is NOT VALID. Between the lines: “Jorg” is VALID. THIS I HEREWITH CONFIRM.

(stamp and signature:)

Andrés Aylwin Chiorrini
p.pa. GEOPARK MAGALLANES LIMITADA

(signature:)

Rafael Rencoret Portales
p.pa. PLUSPETROL CHILE S.A.

(signature:)

Jimena Bronfman Crenovich
p.pa. IPR CHILE TRANQUILO LIMITADA, IPR CHILE , LLC
p.pa. MKD HOLDINGS, INC.

(signature:)

Jimena Bronfman Crenovich
p.pa. MANAS ENERGÍA CHILE LIMITADA
p.pa. MANAS MANAGEMENT SERVICES LTD.
p.pa. MANAS PETROLEUM CORPORATION

(signatures:)

Heiko Hans-Jorg Meyer           Brenda Inés Anthony
p.pa. WINTERSHALL CHILE LIMITADA

(signatures:)

Francisco Ajanjo Isasi           Juan Enrique González Sierra
p.pa. METHANEX CHILE S.A.

I HEREWITH CONFIRM THE SIGNATURES APPOSED ABOVE OF: Mr ANDRES EDUARDO ALYWIN CHIORRINI, identity card no. 7.347.244 -K, representing GEOPARK MAGALLANES LIMITADA, company register 76.031.342 -4; Mr RAFALE PABLO RENCORET PORTALES, identity card no. 15.313.075 -2, representing PLUSPETROL CHILE S.A., company register 76.041.566 -9; Ms JIMENA ELIANA BRONFMAN CRENOVICH, identity card no. 4.709.492 -5, representing IPR CHILE TRANQUILO LIMITADA, company register 76.015.333 -8, IPR CHILE, LLC, MKD HOLDING, INC; MANAS ENERGIA CHILE LIMITADA, company number to be issued, MANAS MANAGEMENT SERVICES LTD and MANAS PETROLEUM CORPORATION; Mr HEIKO HANS-JORG MEYER, passport of the Federal Republic of Germany no. C4CKG1LJT, and Mr BRENDA INES ANTHONY, passport of Argentine no. 24563375N, both representing WINTERSHALL CHILE LIMITADA, company register 76.034.278 -5; and Mr FRANCISCO JOSÉ AJENJO ISASI, identity card no. 5.295.001 -5 and Mr JUAN ENRIQUE GONZALEZ SIERRA, identity card no. 5.059.414 -9, both representing METHANEX CHILE S.A., company register 76.030.472 -7. Santiago, 29 January 2010.-

(stamp of Gonzalo Mendoza Guiñez, Acting Notary
of the 16th Public Notary’s Office of Santiago)